CIT Commercial Services T: 212 382-7000
1211 Avenue of the Americas
New York, NY 10036

CIT

September 28, 2004

USI ELECTRIC, INC.
7 Gwynns Mill Court
Owings Mills, MD 21117

Ladies and Gentlemen:

We refer to the Factoring Agreement between us dated November 4, 1999, as supplemented and amended (the "Agreement"). Capitalized terms used and not otherwise defined herein shall have the same meanings given them in the Agreement.

This shall confirm that pursuant to mutual consent and understanding, effective as of October 1, 2004, the Agreement shall be amended as follows:

1. The interest rate as referred to in Paragraph 14.1 of the Agreement shall be, and hereby is, amended from one percent (1%) per annum plus the Chase Rate to a rate equal to the Chase Rate.

2. The definition of Anniversary Date as referred to in Paragraph 16.1 of the Agreement shall be, and hereby is, amended in its entirety to read as follows:

> ""Anniversary Date" means December 31, 2006, and the same month and date in each year thereafter."

To compensate us for the use of our in-house legal department and facilities in documenting this agreement, you agree to pay us a Documentation Fee equal to $135.00. Said amount shall be due and payable upon the date hereof and may at our option be charged to your account under the Agreement on the due date thereof.

Except as herein specifically provided, the Agreement remains in full force and effect in accordance with its terms. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

Very truly yours,

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By [signature]
Name: Santino Sarrica
Title: Assistant Vice President

Read and Agreed to:

USI ELECTRIC, INC.

By [signature]
Name:
Title: Secretary

CIT Commercial Services
1211 Avenue of the Americas
New York, NY 10036
T: 212 382-7000

CIT

September 28, 2004

UNIVERSAL SECURITY INSTRUMENTS, INC.
7 Gwynns Mill Court
Owings Mills, MD 21117

Ladies and Gentlemen:

We refer to the Factoring Agreement between us dated February 28, 1995, as supplemented and amended (the "Agreement"). Capitalized terms used and not otherwise defined herein shall have the same meanings given them in the Agreement.

This shall confirm that pursuant to mutual consent and understanding, effective as of October 1, 2004, the Agreement shall be amended as follows:

1. The interest rate as referred to in Paragraph 6 (a) of the Agreement shall be, and hereby is, amended from one percent (1%) above the Chase Rate to a rate equal to the Chase Rate.

2. The first and second sentences of Paragraph 14(a) of the Agreement shall be, and hereby are, deleted in their entirety and replaced by the following:

> "You may terminate this agreement only as of an Anniversary Date and then only by giving us at least sixty (60) days prior written notice of termination. "Anniversary Date" means December 31, 2006, and the same month and date in each year thereafter."

To compensate us for the use of our in-house legal department and facilities in documenting this agreement, you agree to pay us a Documentation Fee equal to $135.00. Said amount shall be due and payable upon the date hereof and may at our option be charged to your account under the Agreement on the due date thereof.

Except as herein specifically provided, the Agreement remains in full force and effect in accordance with its terms. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

Very truly yours,

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By: [signature]
Name: Santino Sarrica
Title: Assistant Vice President

Read and Agreed to:

UNIVERSAL SECURITY INSTRUMENTS, INC.

By: [signature]
Name:
Title: PRES + CEO